SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Rule 14a-12

LANTRONIX, INC.

(Name of Registrant as Specified In Its Charter)

TL Investment GmbH

Bernhard Bruscha

Manfred Rubin-Schwarz

Frederick G. Thiel

Hoshi Printer

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On October 18, 2010, TL Investment GmbH launched a website located at http://www.LTRXshareholders.com. The following has been posted to the website.

IMPORTANT ADDITIONAL INFORMATION

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT, GOLD PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY TL INVESTMENT, BERNHARD BRUSCHA, MANFRED RUBIN-SCHWARZ, FREDERICK G. THIEL AND HOSHI PRINTER, FROM THE SHAREHOLDERS OF LANTRONIX, INC., FOR USE AT THE 2010 ANNUAL MEETING OF SHAREHOLDERS OF LANTRONIX, WHEN THEY ARE AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH MATERIALS WILL, ALONG WITH OTHER RELEVANT DOCUMENTS, BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC., THE PARTICIPANTS’ PROXY SOLICITOR, TOLL-FREE FOR SHAREHOLDERS AT (800) 628-8532, AND FOR BANKS AND BROKERAGE FIRMS AT (212) 269-5550, OR AT PROXY@LTRXSHAREHOLDERS.COM.

IMPORTANT INFORMATION RELATING TO THE ABOVE-NAMED PARTICIPANTS IN THIS PROXY SOLICITATION, INCLUDING THEIR DIRECT OR INDIRECT INTERESTS IN LANTRONIX, BY SECURITY HOLDINGS OR OTHERWISE, IS CONTAINED IN THE PRELIMINARY PROXY STATEMENT FILED BY TL INVESTMENT AND THE OTHER PARTICIPANTS WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 13, 2010, WHICH DOCUMENT IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT WILL BE AVAILABLE TO SHAREHOLDERS OF LANTRONIX, INC. AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC., THE PARTICIPANTS’ PROXY SOLICITOR, TOLL-FREE FOR SHAREHOLDERS AT (800) 628-8532, AND FOR BANKS AND BROKERAGE FIRMS AT (212) 269-5550, OR AT PROXY@LTRXSHAREHOLDERS.COM.

Monday October 18, 2010 www.ltrxshareholders.com Important Notice This website may contain forward-looking statements. These statements may be identified by the use of forward-looking terminology such as the words “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should” or “will” or the negative of these terms or other comparable terminology indicating possible future events or actions relating to the business or stockholders of Lantronix, Inc. (“Lantronix” or the “Company”). These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, among others, the ability to successfully solicit sufficient proxies to elect the director nominees (the “Nominees”) nominated by TL Investment GmbH (“TL Investment”) to the Company’s board of directors at the Company’s 2010 Annual Meeting of Stockholders (the “2010 Annual Meeting”), the ability of the Nominees to improve the corporate governance and performance of the Company and risk factors associated with the business of the Company, as described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, and in other periodic reports of the Company, which are available at no charge at the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results. TL Investment, together with the other Participants (as defined below), has made a preliminary filing with the SEC of a proxy statement and accompanying proxy card to be used to solicit proxies for the election of its slate of Nominees at the Company’s 2010 Annual Meeting. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT, GOLD PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY TL INVESTMENT, BERNHARD BRUSCHA, MANFRED RUBIN-SCHWARZ, FREDERICK G. THIEL AND HOSHI PRINTER (COLLECTIVELY, THE “PARTICIPANTS”), FROM THE STOCKHOLDERS OF LANTRONIX, FOR USE AT THE 2010 ANNUAL MEETING, WHEN THEY ARE AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH MATERIALS WILL, ALONG WITH OTHER RELEVANT DOCUMENTS, BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC., THE PARTICIPANTS’ PROXY SOLICITOR, TOLL-FREE FOR STOCKHOLDERS AT (800) 628-8532, AND FOR BANKS AND BROKERAGE FIRMS AT (212) 269-5550. IMPORTANT INFORMATION RELATING TO THE ABOVE-NAMED PARTICIPANTS IN THIS PROXY SOLICITATION, INCLUDING THEIR DIRECT OR INDIRECT INTERESTS IN LANTRONIX, BY SECURITY HOLDINGS OR OTHERWISE, IS CONTAINED IN THE PRELIMINARY PROXY STATEMENT FILED BY TL INVESTMENT AND THE OTHER PARTICIPANTS WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 13, 2010, WHICH DOCUMENT IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT WILL BE AVAILABLE TO STOCKHOLDERS OF LANTRONIX, INC. AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE OR BY CONTACTING D.F. KING & CO., INC., THE PARTICIPANTS’ PROXY SOLICITOR, TOLL-FREE FOR STOCKHOLDERS AT (800) 628-8532, AND FOR BANKS AND BROKERAGE FIRMS AT (212) 269-5550. Letter From Bernhard Where can I find out more How can I help Meet Our Slate Who can I get in touch with Top of Form Mailing List Sign Up

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Bottom of Form Privacy Policy Terms of Use IMPORTANT NOTICE Copyright © 2010. LTRXshareholders.com.

Monday October 18, 2010

www.ltrxshareholders.com

October 18, 2010Dear Lantronix Shareholders,

As a founder of Lantronix and a large shareholder since its inception in 1989, it is with a heavy heart that I am writing to you to explain why TL Investment GmbH, of which I am the owner and a managing director, has sent a letter to the Board of Directors to demand the resignations of Chairman Lewis Solomon and President and CEO Jerry Chase and why I am pursuing change at Lantronix.

I never wanted things to happen this way… but I sincerely believe that I was left with no choice. I believe that unless things change right now, shareholders value in the company will be put at further risk.

Throughout its history, Lantronix has had a reputation as a leader in the device connectivity marketplace. Today, this industry is known as the “Machine to Machine” or M2M sector. Over the past few years, the M2M market has emerged as one that is in a period of rapid expansion. Some industry analysts have projected an annual growth rate of 20% or more over the next several years. Competition in the space is intense and only the fittest will survive.

Over the past several years, it has become apparent that the company’s management lacks the vision and leadership to grow the company’s business. Sadly, under Mr. Chase’s and Mr. Solomon’s leadership over the past two years, Lantronix is losing its foothold in a rapidly expanding market.

Simply put:

•The company’s leadership has not kept up with the marketplace’s changing landscape. As a result, Lantronix today is becoming less and less compelling for a significant part of the potential customer base.

•The company’s leadership has no clear vision for how to leverage the M2M market opportunity. Instead, valuable time and resources have been wasted in haphazardly pursuing strategies in markets with limited or no near-term growth potential. There is clear evidence of this in the lack of progress in many of the company’s stated vertical markets. While industry analysts have highlighted the rapid growth and adoption of M2M technologies occurring in fast growing segments like Smart Grid– Lantronix leadership has ignored important trends in these markets.

•Despite Lantronix’s history of successful innovation and its strong engineering and product development resources, under the leadership of Mr. Chase and Mr. Solomon, the company has failed to establish a coherent product roadmap or strategy to capitalize on current and leading technology trends. For example, Lantronix today still does not have a substantive product offering in cellular networking technology, one of the fastest growing and critical segments of the M2M market.

•The company continues to invest very significant amounts of money and resources into product lines with limited probability of success, including ManageLinx, SpiderDuo, and others. More than two years after Mr. Chase predicted that it would take a 9 to 12 month sales cycle for ManageLinx to start gaining traction, the product line has yet to generate any significant revenues and is failing. This becomes very clear when you consider that the company is still largely dependent on legacy product lines that have been in existence for more than five years and still account for more than two-thirds of the company’s revenue.

•Finally, the lack of leadership is evident when one considers the company’s financial performance and stock valuation (in absolute numbers and also as a multiplier of revenue) particularly as compared to its competitors. I believe the company should not be satisfied in being “as bad as some others” -- it should strive to be as good as or better than the best companies in our space.

As a serial entrepreneur who has successfully founded, invested in and grown technology companies, I know that Lantronix can do much better.

Over the past eighteen months, I have heard from many long-term shareholders who have been frustrated with the company’s disappointing performance and I have tried to communicate with the leadership of Lantronix on the need for change. I started my first networking software company with two partners in the mid 1970s while I was still in college. Over the years I have invested in many successful companies. Despite my track record and more than three decades of experience many of my concerns and suggestions have been either dismissed or ignored by the leadership of the company.

The bottom line is that a company can only be as good as the vision of its leadership. That is why it is time for a change.

Lantronix shareholders and employees deserve great leadership that will:

•Articulate and execute a clear strategy for growth, targeting high growth market segments that include customers ideally suited to the Lantronix solution set versus the current leadership’s insistence on focusing on markets where time-to-revenue takes far too many years to realize, and the product offerings are not ideally suited for the customers.

•Use the company’s valuable human and technology assets to develop products and services that attract customers, build long term value-added relationships, and ultimately, unlock shareholder value.

•Create a corporate culture that aspires to be the best (versus settles for average) in its industry.

•Places profitability, growth, employee relations and shareholder value above its own self-interest.

There is more that needs to be done. I believe that the company’s current bylaws unreasonably limit shareholders rights and I will push to change these bylaws to provide all shareholders with reasonable rights, consistent with the best practices in corporate governance that are adopted by many companies today.

Considering the company’s revenues and current losses, the board size with nine members is both unwieldy and unnecessarily expensive. I believe that we should reduce the size of the board to five members and use the money currently wasted for board fees in areas where it can make a difference.

I encourage you to read the materials provided on our website at www.ltrxshareholders.com to learn more about TL Investment’s view point and how you can help to bring positive change to Lantronix. You can also write to me at Bernhard@ltrxshareholders.com; I want to hear what you think. Together, we can help create positive change for Lantronix.

Thank you for your consideration.

Sincerely,

Bernhard Bruscha

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Privacy PolicyTerms of Use IMPORTANT Notice © 2010. LTRXshareholders.com.

Monday October 18, 2010

www.ltrxshareholders.com

October 18, 2010Dear Lantronix Shareholders,

As a founder of Lantronix and a large shareholder since its inception in 1989, it is with a heavy heart that I am writing to you to explain why TL Investment GmbH, of which I am the owner and a managing director, has sent a letter to the Board of Directors to demand the resignations of Chairman Lewis Solomon and President and CEO Jerry Chase and why I am pursuing change at Lantronix.

I never wanted things to happen this way… but I sincerely believe that I was left with no choice. I believe that unless things change right now, shareholders value in the company will be put at further risk.

Throughout its history, Lantronix has had a reputation as a leader in the device connectivity marketplace. Today, this industry is known as the “Machine to Machine” or M2M sector. Over the past few years, the M2M market has emerged as one that is in a period of rapid expansion. Some industry analysts have projected an annual growth rate of 20% or more over the next several years. Competition in the space is intense and only the fittest will survive.

Over the past several years, it has become apparent that the company’s management lacks the vision and leadership to grow the company’s business. Sadly, under Mr. Chase’s and Mr. Solomon’s leadership over the past two years, Lantronix is losing its foothold in a rapidly expanding market.

Simply put:

•The company’s leadership has not kept up with the marketplace’s changing landscape. As a result, Lantronix today is becoming less and less compelling for a significant part of the potential customer base.

•The company’s leadership has no clear vision for how to leverage the M2M market opportunity. Instead, valuable time and resources have been wasted in haphazardly pursuing strategies in markets with limited or no near-term growth potential. There is clear evidence of this in the lack of progress in many of the company’s stated vertical markets. While industry analysts have highlighted the rapid growth and adoption of M2M technologies occurring in fast growing segments like Smart Grid– Lantronix leadership has ignored important trends in these markets.

•Despite Lantronix’s history of successful innovation and its strong engineering and product development resources, under the leadership of Mr. Chase and Mr. Solomon, the company has failed to establish a coherent product roadmap or strategy to capitalize on current and leading technology trends. For example, Lantronix today still does not have a substantive product offering in cellular networking technology, one of the fastest growing and critical segments of the M2M market.

•The company continues to invest very significant amounts of money and resources into product lines with limited probability of success, including ManageLinx, SpiderDuo, and others. More than two years after Mr. Chase predicted that it would take a 9 to 12 month sales cycle for ManageLinx to start gaining traction, the product line has yet to generate any significant revenues and is failing. This becomes very clear when you consider that the company is still largely dependent on legacy product lines that have been in existence for more than five years and still account for more than two-thirds of the company’s revenue.

•Finally, the lack of leadership is evident when one considers the company’s financial performance and stock valuation (in absolute numbers and also as a multiplier of revenue) particularly as compared to its competitors. I believe the company should not be satisfied in being “as bad as some others” -- it should strive to be as good as or better than the best companies in our space.

As a serial entrepreneur who has successfully founded, invested in and grown technology companies, I know that Lantronix can do much better.

Over the past eighteen months, I have heard from many long-term shareholders who have been frustrated with the company’s disappointing performance and I have tried to communicate with the leadership of Lantronix on the need for change. I started my first networking software company with two partners in the mid 1970s while I was still in college. Over the years I have invested in many successful companies. Despite my track record and more than three decades of experience many of my concerns and suggestions have been either dismissed or ignored by the leadership of the company.

The bottom line is that a company can only be as good as the vision of its leadership. That is why it is time for a change.

Lantronix shareholders and employees deserve great leadership that will:

•Articulate and execute a clear strategy for growth, targeting high growth market segments that include customers ideally suited to the Lantronix solution set versus the current leadership’s insistence on focusing on markets where time-to-revenue takes far too many years to realize, and the product offerings are not ideally suited for the customers.

•Use the company’s valuable human and technology assets to develop products and services that attract customers, build long term value-added relationships, and ultimately, unlock shareholder value.

•Create a corporate culture that aspires to be the best (versus settles for average) in its industry.

•Places profitability, growth, employee relations and shareholder value above its own self-interest.

There is more that needs to be done. I believe that the company’s current bylaws unreasonably limit shareholders rights and I will push to change these bylaws to provide all shareholders with reasonable rights, consistent with the best practices in corporate governance that are adopted by many companies today.

Considering the company’s revenues and current losses, the board size with nine members is both unwieldy and unnecessarily expensive. I believe that we should reduce the size of the board to five members and use the money currently wasted for board fees in areas where it can make a difference.

I encourage you to read the materials provided on our website at www.ltrxshareholders.com to learn more about TL Investment’s view point and how you can help to bring positive change to Lantronix. You can also write to me at Bernhard@ltrxshareholders.com; I want to hear what you think. Together, we can help create positive change for Lantronix.

Thank you for your consideration.

Sincerely,

Bernhard Bruscha

Letter From BernhardWhere can I find out more?How can I help?Meet Our SlateWho can I get in touch with?Mailing List Sign Up

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Privacy PolicyTerms of UseIMPORTANT NOTICE Copyright © 2010. LTRXshareholders.com.

Monday October 18, 2010

www.ltrxshareholders.com

How can I help

As shareholders of Lantronix, it is every shareholder’s right to be able to communicate with the Board of Directors on their views and concerns. Below are ways you can communicate your desire for positive change to the Lantronix Board and show your support for Lantronix:

Send a letter to the Lantronix Board of Directors to demand positive change now!

· Email a copy of our open letter to the Board of Directors. Click here to open a window in your standard email client with all the details filled out – customize your changes, add your name to the text and then send! (Please note: This does not work with web-based email systems.)

Or email using copy and paste. Click here to get a downloadable Word copy of the letter that you can copy, paste and customize in your email and then send to CorportateSecretary@lantronix.com. Please cc us at info@LTRXshareholders.com.

Or cut and paste a copy of the letter onto your stationery and send it to:

Lantronix Inc.

Attn: Board of Directors

167 Technology Drive

Irvine, CA 92618

Fax: 949-453-7194

Please send us a copy of your letter to info@LTRXshareholders.com

· Since June 2008, 25% of the Lantronix staff has been eliminated and leadership has implemented mandatory furloughs that have resulted in loss of income for employees. If you know an employee or ex-employee, show your support by sending them an email today saying you support change at Lantronix!

We will be updating this page occasionally – so check back for more ways to learn how you can help us bring positive change to Lantronix. To receive email updates, sign up for our mailing list in the box on the right!

· Letter From Bernhard

· Where can I find out more

· How can I help

· Meet Our Slate

· Who can I get in touch with

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· Privacy Policy

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· IMPORTANT NOTICE

Copyright © 2010. LTRXshareholders.com.

Monday October 18, 2010

www.ltrxshareholders.com

Meet Our Slate

Bernhard Bruscha, 57, has been a member of the Company’s Board of Directors since August 2007. Mr. Bruscha served as Chairman of the Company’s Board of Directors from June 1989 to May 2002, and has been the Company’s largest stockholder, with beneficial ownership of approximately 38.3% of its outstanding Common Stock.

Mr. Bruscha started his career in the 1970s, as one of three founding partners in a computer networking software company and for more than 20 years has successfully founded, grown and sold or merged several technology and other companies. Since May 2002, Mr. Bruscha has served as Chairman of the Supervisory Board of transtec AG, a computer systems manufacturer and direct computer reseller and also is an active designer of software systems. Mr. Bruscha is also Managing Director of TL Investment GmbH and Managing Director of technovest alpha GmbH located in Tübingen, Germany.

Frederick G. Thiel, 50, has been a Managing Partner of Triton Pacific Capital Partners LLC, a private equity firm investing in lower- to mid-market privately held companies in North America, since 2007. Before that, Mr. Thiel was a self-employed business consultant from 2005 to 2006. Mr. Thiel has over 20 years of experience managing software and technology companies. Prior to joining Triton Pacific, Mr. Thiel had been CEO of several companies including GameSpy Industries, a leader in on-line media, and Lantronix from April 1998 to May 2002. Mr. Thiel attended the Stockholm School of Economics, and is fluent in English, Spanish, Swedish and French.

Hoshi Printer, 68, has four decades of relevant general and financial management experience, including serving as chief financial officer for several successful technology companies including Autobytel, one of the largest online automotive marketplaces, Peerless Systems Corporation, an industry leader in embedded imaging systems, Neuron Data, developers of high-end, client-server, object- and web-oriented tools, Soane Technologies, an ophthalmic and bioscience business, and Catalytica, developers of pioneering environmental technology.

Mr. Printer spent a significant portion of the beginning of his career at Xerox Corporation, the world’s leading enterprise for business process and document management, where he spent a total of 17 years, the last six of which he served as Vice President of Finance for a large division of Xerox. Mr. Printer has participated in three initial public offerings and has substantial experience in the financial management of public companies.

Since 2005, Mr. Printer has been a Chief Financial Officer consultant, including with Private Access, Inc., a technology company, from January 2010 to the present, with Trustin Technology LLC, a supply chain management solution provider, from April 2007 through February 2008, with Avamar Technologies, Inc., a provider of enterprise data protection software, from January 2006 through January 2007, and with Path 1 Network Technologies, a leader in the evolution of broadcast television over IP and now a division of IP Video Networks, Inc., from May 2005 through October 2005.

Mr. Printer was also engaged in business development with Tatum, LLC, a human capital solutions provider, from April 2008 through December 2009. Mr. Printer was president of the Software Council of Southern California in 2003-2004, and has been a board member of the Forum for Corporate Directors for the last four years. Mr. Printer holds B.S. degrees in both Mechanical and Electrical Engineering, an M.S. degree in Industrial Engineering, and an M.B.A. from the Stanford Business School.

Letter From Bernhard

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Monday October 18, 2010

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TL Investment

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Tel +49 7071-94930

tl_invest@LTRXshareholders.com

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Letter From Bernhard

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IMPORTANT NOTICE

Copyright © 2010. LTRXshareholders.com.

Monday October 18, 2010 www.ltrxshareholders.com

Privacy Policy

The sponsor of this website, http://www.LTRXshareholders.com (the “Site”), is TL Investment GmbH (the “Sponsor”). We respect and value your privacy. This statement outlines our privacy policies (the “Privacy Policy”) which are designed to assist you in understanding how we collect, use and safeguard information we collect and to assist you in making informed decisions when using the Site. The core of our Privacy Policy is this: We want you to feel safe and comfortable when you use the Site, and we are dedicated to developing and upholding high standards for protecting your privacy. You should read and familiarize yourself with this Privacy Policy and with our Terms and Conditions. When you use the Site, you agree to abide by these terms. What Information Do We Collect When you visit any website you may provide two types of information: personal information you knowingly choose to disclose that is collected on an individual basis, and website use information collected on an aggregate and anonymous basis as you browse the website. Personal Information. We only retain that personal information which users voluntarily input themselves when signing up for our mailing list. Website Use Information. We use session cookies, also known as temporary cookies. These are cookies that are temporarily stored to make users’ browsing experience more efficient and are deleted after users close the web browser. Since viewing the content on our website requires the acceptance of a legal disclaimer, we also use a temporary cookie to assist us in identifying users who may not have viewed our website in the past 24 hours. Clickstream Data. As you use the Internet, a trail of electronic information is left at each website you visit. This information, which is sometimes referred to as “clickstream data,” can be collected and stored by a website’s server. The tools we may use to do this include AWStats, Webilizer, Google Analytics, and raw access logs. Clickstream data can tell us the type of computer and browsing software you use and the address of the website from which you linked to our Site. We may use clickstream data as a form of non-personally identifiable information to anonymously determine how much time visitors spend on each page of the Site, how visitors navigate throughout the Site and how we may tailor our web pages to better meet the needs of visitors. This information will be used to improve the Site. Any collection or use of clickstream data will be anonymous and aggregate. Do We Disclose Information to Outside Parties We may share aggregate information about our users, Site traffic patterns and related Site information to our proxy solicitor and other TL Investment advisors. However we do not distribute or sell this information to anyone else unless required to do so by law. What About Legally Compelled Disclosure of Information We may disclose information when we, in good faith, believe that the law requires it or for the protection of our legal rights. What About Other Websites Linked to or From Our Site We are not responsible for the practices employed by websites linked to or from our Site nor the information or content contained therein. Often links to other websites are provided solely as pointers to information on topics that may be useful to the users of our Site. Please remember that your browsing and interaction on any other website, including websites which have a link on our Site, is subject to that website’s own rules and policies. Please read over those rules and policies before proceeding. Your Consent. By using the Site you consent to this Privacy Policy. We reserve the right to make changes to this Privacy Policy from time to time. Revisions will be posted on this page. We suggest you check this page occasionally for updates. Contacting Us. If you have any questions about this Privacy Policy, the practices of the Site, or your dealings with the Site, you can contact us at info@LTRXshareholders.com

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Bottom of Form Privacy Policy Terms of Use IMPORTANT NOTICE Copyright © 2010. LTRXshareholders.com.

Monday October 18, 2010

www.ltrxshareholders.com

Terms of Use

This website, http://www.LTRXshareholders.com (the “Site”), sponsored by TL Investment GmbH (the “Sponsor”), is for informational purposes only. You may use the Site for non-commercial, lawful purposes only. Your access to and use of the Site is subject to and governed by these Terms and Conditions. By accessing and browsing the Site, you accept, without limitation or qualification, and agree to be bound by, these Terms and Conditions and all applicable laws.

Nothing on this Site is intended to be, nor should it be construed or used as, investment, tax, legal or financial advice, a recommendation whether or how to vote any proxy or any other kind of recommendation, an opinion of the appropriateness of any security or investment, nor intended to be an offer, or the solicitation of any offer, to buy or sell any security or investment. The Sponsor is not soliciting any action based upon the Site, is not responsible for any decision by any stockholder and the Site should not be construed as a solicitation to procure, withhold or revoke any proxy.

You should assume that everything you see or read on the Site is material owned or exclusively represented by the Sponsor and protected by copyright unless otherwise expressly noted, and may not be used except as provided in these Terms and Conditions or in the text of the Site without the Sponsor’s written permission. The Sponsor expressly neither warrants nor represents that your use of materials displayed on the Site will not infringe rights of third parties not owned by or affiliated with the Sponsor.

While the Sponsor endeavors to ensure that only accurate and up to date information is on the Site, the Sponsor makes no warranties or representations as to the accuracy of any of the posted information. The Sponsor assumes no liability or responsibility for any errors or omissions in the content of the Site.

The Site is provided “AS IS.” The Sponsor does not make any representations or warranties, whether express or implied, regarding or relating to the Site or any associated hardware or software, including the content or operations of either.

YOU EXPRESSLY ACKNOWLEDGE THAT USE OF THE SITE IS AT YOUR SOLE RISK. NEITHER THE SPONSOR OR ITS AFFILIATED COMPANIES NOR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS, THIRD PARTY CONTENT PROVIDERS OR LICENSORS (COLLECTIVELY THE “SPONSOR PARTIES”) WARRANT THAT THE SITE WILL BE UNINTERRUPTED OR ERROR FREE, NOR DO THEY MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM USE OF THE SITE, OR AS TO THE ACCURACY, RELIABILITY OR CONTENT OF ANY INFORMATION, SERVICE, OR MERCHANDISE PROVIDED THROUGH THE SITE. THE SITE IS PROVIDED ON AN “AS IS” BASIS WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF TITLE OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OTHER THAN THOSE WARRANTIES WHICH ARE IMPLIED BY AND INCAPABLE OF EXCLUSION, RESTRICTION OR MODIFICATION UNDER THE LAWS APPLICABLE TO THIS AGREEMENT.

THIS DISCLAIMER OF LIABILITY APPLIES TO ANY DAMAGES OR INJURY CAUSED BY ANY FAILURE OF PERFORMANCE, ERROR, OMISSION, INTERRUPTION, DELETION, DEFECT, DELAY IN OPERATION OR TRANSMISSION, COMPUTER VIRUS, COMMUNICATION LINE FAILURE, THEFT OR DESTRUCTION OR UNAUTHORIZED ACCESS TO, ALTERATION OF, OR USE OF RECORD, WHETHER FOR BREACH OF CONTRACT, TORTIOUS BEHAVIOR, NEGLIGENCE, OR UNDER ANY OTHER CAUSE OF ACTION. YOU SPECIFICALLY ACKNOWLEDGE THAT THE SPONSOR IS NOT LIABLE FOR THE DEFAMATORY, OFFENSIVE OR ILLEGAL CONDUCT OF OTHER USERS OR THIRD-PARTIES AND THAT THE RISK OF INJURY FROM THE FOREGOING RESTS ENTIRELY WITH YOU.

IN NO EVENT WILL THE SPONSOR, THE SPONSOR PARTIES, OR ANY PERSON OR ENTITY INVOLVED IN CREATING, PRODUCING OR DISTRIBUTING THE SITE BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THE USE OF OR INABILITY TO USE THE SITE. YOU HEREBY ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION SHALL APPLY TO ALL CONTENT ON THE SITE.

IN ADDITION TO THE TERMS SET FORTH ABOVE, NEITHER THE SPONSOR NOR THE SPONSOR PARTIES SHALL BE LIABLE REGARDLESS OF THE CAUSE OR DURATION, FOR ANY ERRORS, INACCURACIES, OMISSIONS, OR OTHER DEFECTS IN, OR UNTIMELINESS OR UNAUTHENTICITY OF, THE INFORMATION CONTAINED WITHIN THE SITE, OR FOR ANY DELAY OR INTERRUPTION IN THE TRANSMISSION THEREOF TO YOU, OR FOR ANY CLAIMS OR LOSSES ARISING THEREFROM OR OCCASIONED THEREBY. NONE OF THE FOREGOING PARTIES SHALL BE LIABLE FOR ANY THIRD-PARTY CLAIMS OR LOSSES OF ANY NATURE, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, PUNITIVE OR CONSEQUENTIAL DAMAGES AND THE AGGREGATE, TOTAL LIABILITY OF THE SPONSOR PARTIES TO YOU OR ANY END USER FOR ALL DAMAGES, INJURY, LOSSES AND CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) ARISING FROM OR RELATING TO THIS AGREEMENT OR THE USE OF OR INABILITY TO USE THE SITE SHALL BE LIMITED TO PROVEN DIRECT DAMAGES IN AN AMOUNT NOT TO EXCEED ONE HUNDRED DOLLARS ($100).

SOME JURISDICTIONS DO NOT ALLOW THE LIMITATION OR EXCLUSION OF CERTAIN LIABILITY OR WARRANTIES, IN WHICH EVENT SOME OF THE ABOVE LIMITATIONS MAY NOT APPLY TO YOU. In such jurisdictions, the Sponsor’s liability is limited to the greatest extent permitted by law. You should check your local laws for any restrictions or limitations regarding the exclusion of implied warranties.

Artwork, images, names, and likenesses displayed on the Site are either the property of, or used with permission by, the Sponsor. The reproduction and use of any of these by you is prohibited unless specific permission is provided on the Site or otherwise. Any unauthorized use may violate copyright laws, trademark laws, privacy and publicity laws, and/or communications regulations and statutes.

The trademarks, service marks, logos, and other indicia, including of the Sponsor (collectively the “Trademarks”) which appear on the Site are registered and unregistered trademarks of the Sponsor and others. Nothing contained on the Site should be construed as granting, by implication or otherwise, any right, license or title to any of the Trademarks without the advance written permission of the Sponsor or such third party as may be appropriate. All rights are expressly reserved and retained by the Sponsor. Your misuse of any of the Trademarks displayed on the Site, or any other content on the Site, except as provided in these Terms and Conditions, is strictly prohibited. You are also advised that the Sponsor considers its intellectual property to be among its most valuable assets, and will aggressively enforce its intellectual property rights to the fullest extent of the law.

For your convenience, the Site may contain links to the websites of third parties on which you may be able to obtain content and/or download software. Except as otherwise noted, such websites, and such content and software are provided by companies which are not affiliated with and independent of the Sponsor. The Sponsor does not endorse or make any representations or warranties concerning such websites, and may have not reviewed such content or software. As such, the Sponsor makes no representation as to the accuracy or any other aspect of the information contained in or on such sites, sources or servers, nor does the Sponsor necessarily endorse such sites or sources.

If any provision of the Terms and Conditions or any application thereof is held to be invalid or unenforceable for any reason, that provision shall be deemed severable and the remainder of the Terms and Conditions and the application of that provision in other situations shall not be affected.

YOU AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE SPONSOR FROM AND AGAINST ANY AND ALL THIRD PARTY CLAIMS, DEMANDS, LIABILITIES, COSTS OR EXPENSES, INCLUDING REASONABLE ATTORNEYS’ FEES, ARISING FROM OR RELATED TO ANY BREACH BY YOU OF ANY OF THE TERMS AND CONDITIONS OR APPLICABLE LAW, INCLUDING THOSE REGARDING INTELLECTUAL PROPERTY.

The Sponsor may at any time revise these Terms and Conditions by updating this posting. You are bound by any such revisions and should therefore periodically visit this page to review the then current Terms and Conditions to which you are bound.

The Sponsor knows that the privacy of your personal information is important to you. Therefore, the Sponsor has established a Privacy Policy governing the use of this information, which is located at http://www.ltrxshareholders.com/privacy-policy

The Sponsor owns, protects and enforces copyrights in its own creative material and respects the copyright properties of others. Materials may be made available on or via the Site by third parties not within the control of the Sponsor. It is our policy not to permit materials known by us to be infringing to remain on the Site. You should notify us promptly if you believe any materials on the Site infringe a third party copyright. Upon our receipt of a proper notice of claimed infringement under the Digital Millennium Copyright Act (“DMCA”), the Sponsor will respond expeditiously to follow the procedures specified in the DMCA to resolve the claim between the notifying party and the alleged infringer who provided the content in issue, including, where applicable, removing, or disabling access to material claimed to be infringing or by removing or disabling access to links to such material. Pursuant to the DMCA 17 U.S.C. 512(c), the Sponsor has designated TL Investment, as its agent for notification of claims of copyright infringement with respect to information residing, at the direction of a user, on the Site.

Letter From Bernhard

Where can I find out more

How can I help

Meet Our Slate

Who can I get in touch with

Top of Form

Mailing List Sign Up

Get all the breaking news…fast.

To get updates for LTRX Shareholders, sign up for our mailing list by filling out the details below. LTRXshareholders.com and TL Investment does not sell or distribute your information. Fields marked (*) are required.

Name: (*)

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Email: (*)

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Telephone:

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# of shares owned:

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Shareholder since:

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Privacy Policy

Terms of Use

IMPORTANT NOTICE

Copyright © 2010. LTRXshareholders.com.